Exhibit 99.1

NEWS RELEASE

NUVASIVE TO ACQUIRE BIOTRONIC NEURONETWORK

•	Enhances NuVasive’s Spine Service Line Partnership Offerings

•	Doubles Size of NuVasive’s Service Platform with Complementary Geographic Footprint

•	Expanded Platform Drives Greater Utilization and Integration of NuVasive’s Procedurally-Integrated Portfolio

•	Immediately Accretive to Non-GAAP Diluted Earnings, Aligned to Operating and EBITDA Margin Expansion

SAN DIEGO, CA – June 6, 2016 – NuVasive, Inc. (NASDAQ: NUVA), a leading medical device company focused on transforming spine surgery, and Biotronic NeuroNetwork (“Biotronic”), a provider of intraoperative neurophysiological monitoring services, today announced that they have entered into a definitive agreement under which NuVasive will acquire Biotronic for $98 million in cash. The Board of Directors of both companies have unanimously approved the transaction.

Enhancing Spine Service Line Partnerships

The acquisition of Biotronic advances NuVasive’s strategy to transform how spine procedures are approached, measured and valued from a clinical and economic perspective, by:

•	Delivering Clinical Fulfillment: The acquisition enhances NuVasive’s spine service line partnership offering for health system customers, by supporting clinical fulfillment through enhanced surgical monitoring and oversight capabilities.

•	Doubling NuVasive’s Service Footprint: With the acquisition of Biotronic, NuVasive will double the footprint of its service business across the U.S. and grow coverage and capabilities in key, complementary markets.

•	Creating the Standard of Care: NuVasive will be able to further deliver a consistently high standard of care and increase the breadth of differentiated products and services offered to health systems as they seek to build out their spine service line, improving the clinical and economic value of the company’s procedurally-integrated offerings.

About Biotronic

Founded in 1982 and privately held, Biotronic is a patient-centric healthcare organization that provides intraoperative neurophysiological monitoring services to surgeons and healthcare facilities across the U.S. Biotronic helps surgeons reduce surgical variability and improve clinical outcomes by providing certified specialists to monitor patients’ nervous system during surgery, while also offering remote physician oversight. Biotronic supports more than 45,000 surgeries annually in more than 650 hospitals, providing real-time remote monitoring through proprietary software and a secure, virtual private network. With more than $50 million in revenue in 2015, Biotronic is positioned as a premium provider in the intraoperative monitoring market.

“We are extremely excited about this combination, as it more than doubles NuVasive’s neurophysiology footprint, creating an at-scale services business with improved growth and operational benefits. The addition of Biotronic enhances our service offerings and provides enormous potential to deliver greater integration across our procedurally-integrated portfolio, which uniquely differentiates NuVasive in the markets we serve,” said Gregory T. Lucier, chairman and chief executive officer of NuVasive. “We believe NuVasive is better positioned than ever to build off the strong foundation established in early 2015 when we aligned our U.S. field personnel to form a combined sales and services organization, including the integration of the company’s neurophysiology services offering. This pivotal integration, in combination with the greater operational discipline instilled into our services business over the last year, is now delivering strong results, including a nearly 25 percent year-over-year increase in our NVM5 disposables business in the first quarter of 2016. We remain evermore committed to growing our spine service line partnerships and infusing our expertise to help our hospital partners transform how spine procedures are approached, measured and valued from a clinical and economic perspective.”

“For more than 35 years, the team at Biotronic has built a phenomenal business focused on providing the highest quality of intraoperative neural monitoring services designed to provide patient safety and deliver economic benefit for hospitals and surgeons,” said William J. Gecsey, president and chief executive officer of Biotronic. “We look forward to joining forces with NuVasive to further build out service offerings that drive improvements in patient care.”

NuVasive Clinical Services

NuVasive currently provides intraoperative neurophysiological monitoring services to surgeons and healthcare facilities through its subsidiary, Impulse Monitoring, Inc. (IMI). Following the close of the transaction, NuVasive plans to combine the service offerings of Biotronic with IMI to create NuVasive Clinical Services, which will be led by Doug Karczewski, who has led NuVasive’s Eastern U.S. Commercial organization for the last three years. With limited geographic overlap between Biotronic and IMI, NuVasive Clinical Services is expected to support more than 75,000 cases annually in the U.S.

Financial

NuVasive expects the transaction to be immediately accretive to NuVasive’s non-GAAP earnings per share (EPS) in 2016 and significantly accretive in 2017 and beyond. NuVasive also expects the transaction to support its previously issued 2016 non-GAAP operating margin guidance of 15.8 percent, as well as longer-term targets for revenue growth and expansion of both its non-GAAP operating and EBITDA margins. Additionally, the transaction is expected to meet the company’s goals for return on invested capital, consistent with the company’s previously stated acquisition criteria.

The transaction is expected to close in early July 2016, subject to customary closing conditions. NuVasive expects to fund the acquisition with existing cash on hand. The company plans to update its 2016 guidance, including the impact of the transaction, on its second quarter 2016 earnings call scheduled to be held on July 26 at 4:30 p.m. ET / 1:30 p.m. PT.

Advisors

Bank of America Merrill Lynch is serving as exclusive financial advisor to NuVasive, and DLA Piper, LLP (US) is serving as its legal counsel. McDermott Will & Emery is serving as legal counsel to Biotronic.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is a world leader in minimally invasive, procedurally-integrated spine solutions. From complex spinal deformity to degenerative spinal conditions, NuVasive is transforming spine surgery with innovative technologies designed to deliver reproducible and clinically proven surgical outcomes. NuVasive’s highly differentiated, procedurally-integrated solutions include access instruments, implantable hardware and software systems for surgical planning and reconciliation technology that centers on achieving the global alignment of the spine. With $811 million in revenues (2015), NuVasive has an approximate 1,600 person workforce in more than 40 countries around the world. For more information, please visit nuvasive.com.

About Biotronic

Privately held and based in Ann Arbor, Michigan, Biotronic is a patient-centric healthcare organization that provides intraoperative neurophysiological monitoring services to surgeons and healthcare facilities across the U.S. For more information, please visit biotronic.com

Forward-Looking Statements

NuVasive cautions you that statements included in this news release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements about the timing of the anticipated acquisition, the funding of the anticipated acquisition, the potential benefits and synergies of the anticipated acquisition, including the expected impact on future financial and operating results, and post-acquisition plans and intentions. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the agreement, including the risk that any required approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the acquisition; the loss of key employees; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected. Additional risks and uncertainties that may affect future results are described in NuVasive’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

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Investor Contact:

Suzanne Hatcher

NuVasive, Inc.

858-458-2240

investorrelations@nuvasive.com

Media Contact:

Michael Farrington

NuVasive, Inc.

858-909-1940

media@nuvasive.com

Media Contact:

Todd Homan

Biotronic NeuroNetwork

734-249-0922

toddhoman@biotronic.com